UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2025, at the 2025 Annual Meeting (the “Annual Meeting”) of the stockholders of Immix Biopharma, Inc. (the “Company,” “we,” “our,” or “us”), stockholders representing 20,092,566 shares of the Company’s capital stock entitled to vote at the Annual Meeting were present in person or by proxy representing 72.1% of the voting shares issued and outstanding on the record date of April 22, 2025, and constituting a quorum to conduct business at the Annual Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Annual Meeting and the voting results for such matters. These matters are described in more detail in the Proxy Statement.

At the Annual Meeting, stockholders approved the following proposals, which are set forth in their entirety below.

1.	Proposal 1: The individuals listed below were elected at the Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Ilya Rachman	14,564,106	38,284	5,490,176
Gabriel Morris	14,346,975	255,415	5,490,176
Jason Hsu	14,571,192	31,198	5,490,176
Magda Marquet	14,527,996	74,394	5,490,176
Helen C. Adams	13,371,024	1,231,366	5,490,176
Carey Ng	13,600,473	1,001,916	5,490,177
Jane Buchan	13,594,737	1,007,652	5,490,177
Yekaterina Chudnovsky	14,561,546	40,844	5,490,176

2.	Proposal No. 2: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstentions	Broker Non-Votes
19,946,506	47,622	98,438	—

A majority of shares of common stock present in person or represented by proxy at the Annual Meeting were cast for approval of Proposal No. 2, and as such Proposal No. 2 was approved and ratified at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: June 23, 2025	/s/ Ilya Rachman
Ilya Rachman
Chief Executive Officer